Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

10. Income Taxes

The components of federal and state income tax expense are as follows (in thousands):

	As of December 31,
	2011	2010
Current
Federal	$—	$—
State	—	—

Total current	—	—
Deferred
Federal	(884)	(4,853)
State	(229)	(1,283)

Total deferred	(1,113)	(6,136)
Valuation allowance	1,113	6,136

Total income tax expense	$—	$—

The components of net deferred tax assets are as follows (in thousands):

	As of December 31,
	2011	2010
Net operating loss carryforwards	$986	$13,328
Tax credit carryforwards	—	1,061
Stock based compensation	—	5,864
Other timing differences	127	104
Licensing deduction deferral	—	3,264

Gross deferred tax assets	1,113	23,621
Valuation allowance	(1,113)	(23,621)

Net deferred tax asset	$—	$—

Prior to the incorporation of RXi in September 2011, the deferred tax assets of RXi were carved-out of the financial statements of Galena. Accordingly, the deferred tax assets at December 31, 2010 are not necessarily reflective of the deferred tax assets of RXi after its incorporation. RXi’s deferred tax assets at December 31, 2011 consisted primarily of its net operating loss carryforwards and certain accruals that for tax purposes are not deductible until future payment is made.

The Company incurred net operating losses since inception. At December 31, 2011, RXi had domestic, federal and state net operating loss carryforwards of approximately $2.5 million available to reduce future taxable income expiring in 2021. Net operating loss and research and development tax credit carryforwards generated prior to September 8, 2011 were retained by Galena and not available to RXi. Based on an assessment of all available evidence including, but not limited to the Company’s limited operating history in its core business and lack of profitability, uncertainties of the commercial viability of its technology, the impact of government regulation and healthcare reform initiatives, and other risks normally associated with biotechnology companies, the Company has concluded that it is more likely than not that these net operating loss carry forwards and credits will not be realized and, as a result, a 100% deferred income tax valuation allowance has been recorded against these assets.

The Company adopted certain provisions of the ASC 740, effective January 1, 2007 which clarifies the accounting for uncertainty in income taxes recognized in financial statements and requires the impact of a tax position to be recognized in the financial statements if that position is more likely than not of being sustained by the taxing authority. The adoption of ASC 740-10 did not have any effect on the Company’s financial position or results of operations.

Galena files income tax returns in the U.S. federal, Massachusetts, and Oregon jurisdictions. Galena is subject to tax examinations for the 2007 tax year and beyond. Galena does not believe there will be any material changes in its unrecognized tax positions over the next 12 months. Galena has not incurred any interest or penalties. In the event that Galena is assessed interest or penalties at some point in the future, they will be classified in the financial statements as general and administrative expense.

The operating results of the RXi for the year ended December 31, 2011 will be included in Galena’s tax return for the year ended December 31, 2011. No tax provision has been recorded for RXi for the year ended December 31, 2011 due to both Galena’s and RXi’s loss for the year.